                                                                    EXHIBIT 4.3


                              ANALOG DEVICES, INC.
                           DEFERRED COMPENSATION PLAN


                                Amendment No. 2
                                ---------------

                                 March 11, 1997


1. The list of "Eligible Employees" on Exhibit A is hereby amended in its entirety as follows:

        Bowers, Derek
        Brennan, Russell
        Brokaw, A. Paul
        Brown, Ross E.
        Buss, Dennis D.
        Counts, Lewis
        Fishman, Jerald
        French, David D.
        Gilbert, Barrie
        Johnsen, Russell K.
        Lapham, Jerome F.
        Mapplebeck, Fred
        Martin, William A.
        McAloon, Brian
        McDonough, Joseph E.
        Memishian, John
        Mercer, Doug
        Nasser, Mohammad S.
        Norton, Mark R.
        Palmer, Wyn T.
        Payne, Richard S.
        Roberts Jr., Carl M.
        Ruggerio, Paul
        Scharf, Brad W.
        Stata, Ray
        Suttler, Henry Goodloe
        Thomas, Geoffrey R.
        Timko, Michael P.
        Tsang, Wei Kong
        Weigold, Franklin
        Wilson, James
        Doyle, John
        Fuller, Samuel
        Holliday Jr., Charles O.
        Lowe, Philip L.
        McKeague, Gordon C.
        Moses, Joel
        Thurow, Lester C.

2.      The table on Exhibit C is hereby amended in its entirety as follows:

        ACCOUNT NAME                    EFFECTIVE DATE
        ------------                    --------------

    Fidelity Income Fund                    12/1/95
    Fidelity U.S. Bond Index                3/11/97
    Fidelity Equity Income                  12/1/95
    Fidelity U.S. Equity Index              3/11/97
    Fidelity Growth & Income                3/11/97
    Fidelity Magellan                       12/1/95
    Fidelity Growth Company                 12/1/95
    Fidelity Low Priced Stock               3/11/97
    Templeton Foreign I                     3/11/97
    Moody's Baa Index                       12/1/95
    Moody's Baa Index + 3%*                 12/1/95
    Analog Common Stock                     12/1/96